UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California 91770
(Address of principal executive offices, including zip code)

(626) 302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On August 17, 2015, SCE Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”) by Southern California Edison Company (the “Company”) agreed to sell 13,000,000 of the Trust's 5.375% Trust Preference Securities, liquidation amount of $25 per such security (the “Trust Preference Securities”), representing undivided beneficial ownership interests in the assets of the Trust. The Trust Preference Securities are guaranteed by the Company on a subordinated basis (the “Guarantee”). The proceeds from the sale of the Trust Preference Securities, together with the proceeds from the sale by the Trust of its common securities to the Company, were used by the Trust to purchase shares of the Company's Series J Preference Stock (the “Preference Shares”).  The offering relates to the registration statement on Form S-3 filed by the Company and the Trust (File No. 333-206060).

The offering is more fully described in the prospectus dated August 17, 2015 and filed with the Securities and Exchange Commission on August 18, 2015.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)
/s/ CONNIE J. ERICKSON _______________________________________ CONNIE J. ERICKSON Vice President and Controller

Date: August 24, 2015

EXHIBIT INDEX

Exhibit No.	Description

1	Underwriting Agreement among the Company, the Trust and the underwriters named therein dated as of August 17, 2015

4.1	Certificate of Determination of Preferences of the Company’s Series J Preference Stock

4.2
Amended and Restated Declaration of Trust of SCE Trust IV, dated August 24, 2015, among the Company (as Sponsor), The Bank of New York Mellon Trust Company, N.A. (as Institutional Trustee), BNY Mellon Trust of Delaware (as Delaware Trustee) and the Administrative Trustees named therein

4.3	Guarantee Agreement, dated August 24, 2015, by the Company

4.4	Specimen Trust Preferred Security Certificate (included in 4.2)

5.1	Opinion of Richards, Layton & Finger, P.A., dated August 24, 2015, regarding validity of the Trust Preference Securities (including the consent of such counsel)

5.2	Opinion of Barbara E. Mathews, dated August 24, 2015, regarding validity of the Series J Preference Shares (including the consent of such counsel)

5.3	Opinion of Munger, Tolles & Olson, LLP, dated August 24, 2015, regarding the validity of the Guarantee (including the consent of such counsel)

8.1	Opinion of Munger, Tolles & Olson, LLP, dated August 24, 2015, regarding certain tax matters (including the consent of such counsel)

12.1
Statement re Computation of Ratios of Earnings to Fixed Charges and Preferred and Preference Equity Dividends (File No. 1-2313, filed as Exhibit 12.1 to Southern California Edison Company Form S-3ASR dated August 3, 2015 and filed on August 4, 2015)*

12.2
Statement re Computation of Ratios of Earnings to Fixed Charges (File No. 1-2313, filed as Exhibit 12.2 to Southern California Edison Company Form S-3ASR dated August 3, 2015 and filed on August 4, 2015)*

* Incorporated by reference pursuant to Rule 12b-32.